Exhibit 10.43

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 26, 2016 (the “Third Amendment Date”), is by and among (a) ALIMERA SCIENCES LIMITED, a company registered under the laws of England and Wales under company number 08018355 and having its registered office at Centaur House, Ancells Road, Fleet, Hampshire, United Kingdom, GU51 2UJ (“Borrower”), (b) Hercules Capital Funding Trust 2014-1, a statutory trust created and existing under the laws of the State of Delaware (“Lender”) and (c) HERCULES CAPITAL, INC., a Maryland corporation (formerly known as Hercules Technology Growth Capital, Inc.), in its capacity as administrative agent for itself and Lender (in such capacity, the “Agent”).
WHEREAS, Borrower, Lender and the Agent are parties to a certain Loan and Security Agreement, dated as of April 24, 2014, as amended by a First Amendment to Loan and Security Agreement dated as of November 2, 2015 and a Second Amendment to Loan and Security Agreement dated as of March 14, 2016 (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”); and
WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Borrower and Lender desire to amend the Loan Agreement as provided herein.
NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, as of the Third Amendment Date, the Loan Agreement is hereby amended as follows:
(a)The following term set forth in Section 1.1 of the Loan Agreement is hereby amended in its entirety and replaced with the following:
“Liquidity” means the sum of (i) the Consolidated Group’s unrestricted cash on deposit in Deposit Accounts located in the United States that are subject to an Account Control Agreement plus (ii) the Consolidated Group’s and their Subsidiaries’ unrestricted cash on deposit in Deposit Accounts in the United Kingdom that are subject to a first lien perfected security interest in favor of Agent plus (iii) 80% of Eligible Accounts Receivable plus (iv) the Consolidated Group’s and their Subsidiaries’ unrestricted cash located outside of the United States or the United Kingdom even if such cash is not subject to a first lien perfected security interest in favor of the Agent; provided that amounts as described in clause (iv) greater than $2,000,000 shall not be permitted to apply to the sum.
2.    Amendments to Loan Agreement. Except as those expressly amended in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.
3.    Conditions to Effectiveness. Lender and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to Lender:

(a)Lender shall have received a fully-executed counterpart of this Amendment signed by Borrower; and

(b)The Agent and Lender shall have received payment for all reasonable and documented out-of-pocket fees and expenses incurred by the Agent and Lender in connection with this Amendment, including, but not limited to, all legal fees and expenses, payable pursuant to Section 11.11 of the Loan Agreement.
4.    Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:
(a)Representations and Warranties in the Agreement. The representations and warranties of Borrower set forth in Section 5 of the Loan Agreement are true and correct in all material respects on and as of the Third Amendment Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(b)Authority, Etc. The execution and delivery by Borrower of this Amendment and the Warrant Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement, the Warrant and the other Loan Documents, as amended hereby, are within the corporate or limited liability company authority, as applicable, of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower. With respect to Borrower, the execution and delivery by Borrower of this Amendment and the Warrant Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).

(c)Enforceability of Obligations. This Amendment, the Warrant Amendment, the Loan Agreement, the Warrant and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)No Default. Immediately after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.
5.    Reaffirmations. Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment or the Warrant Amendment shall in any way prejudice, impair or effect any rights or remedies of Lender under the Loan Agreement, the Warrant and the other Loan Documents. Except as specifically amended hereby, Borrower hereby ratifies, confirms, and reaffirms all covenants contained in the Loan Agreement, the Warrant and the other Loan Documents. The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Loan Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or such other Loan Document as amended hereby.

6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.
7.    Miscellaneous.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.
(b)    The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
(c)    This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
(d)    Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower, Lender and the Agent have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER:

ALIMERA SCIENCES LIMITED

Signature:    /s/ C. Daniel Myers
Print Name:    C. Daniel Myers
Title:        Director

Accepted in Palo Alto, California:
LENDER:
Hercules Capital Funding Trust 2014-1, a statutory trust created and existing under the laws of the State of Delaware
By:
By:
Signature:    /s/ Ben Bang
Print Name:    Ben Bang
Title:        Associate General Counsel

AGENT:
HERCULES CAPITAL, INC.
f/k/a HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Signature:    /s/ Ben Bang
Print Name:    Ben Bang

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